PowerCold ComfortAir ~~Solutions, Inc.~~
A PowerCold® COMPANY

12345 Starkey Road, Suite A, Largo, FL 33773
Toll Free: 1-800-762-1225
Phone: (727) 327-1778
Fax: (727) 327-1887
Engineering License # 00009537
PE License #23443

Energy Star Partner

December 13, 2004

QUOTATION

Mr. Bobby Boyd
Health First, Inc.
1350 South Hickory Street
Melbourne, Florida 32901-3276

RE: Quotation to provide re-heat assemblies for the Holmes Regional Medical Center – North Expansion Project

Dear Mr. Boyd;

PowerCold Comfort Air Solutions, Inc. plans to provide 654 Re-Heat assemblies for the new expansion project. The assemblies are quoted at $1,250.00 per assembly. The Re-Heats include the following:

- Re-Heat Coils with metal extension flanges configured with slip joint connections, connections between flanges and coils sealed with duct mastic.
- Nexus Valve packages with all required components as shown on drawing M6.04 detail # 7.
- Belimo Control valve Assemblies with "Spring Return Fail Closed" Modulating 24 Vac. Operators.
- OEMctrl I/O "Zone 583" or ALC "ZN551" Controllers preloaded with control programs provided by Mr. Larry Rodriquez.
- 120/24 Vac Transformers, Discharge Air Sensors, RSPro intelligent Room Sensors with set point adjustment, and Display, Terminal Strips, 12"x12"x 6" Nema 1 enclosures and lighted disconnect Power Switches.
- Re-Heat Assemblies provided completely assembled, pressure tested with labels listing, coil numbers, GPM and model numbers.

Total Purchase Order 654 units at $1,250.00 = $817,500.00
Respectfully;
Curt Musser
V.P. Sales, East Coast ~~North~~ America

[signature]

Bob Boyd – Health First, Inc. Date: 12/22/04

Purchase Order # FORTH COMING

Purchase Order

EALTH FIRST, INC.
)LMES REGIONAL MEDICAL CENTER
50 S. HICKORY STREET
:LBOURNE FL 32901
ited States

Dispatch via Fax

Purchase Order	Date	Revision	Page
1001169550	12/22/2004		1
Payment Terms	**Freight Terms**		**Ship Via**
Net 30			GROUND
Buyer	**Phone**		**Currency**
Pippin,Sue			USD

Vendor: 0000225760
POWERCOLD COMFORT AIR SOLUTIONS INC
12345 STAKREY ROAD
SUITE A
LARGO FL 33773
United States

Ship To: HR
HOLMES REGIONAL MEDICAL CENTER
1350 S. HICKORY STREET
MELBOURNE FL 32901
United States

Bill To: HEALTH FIRST, INC
1350 S. HICKORY ST.
MELBOURNE FL 32901
United States

x Exempt? Y **Tax Exempt ID:** 150004878156C

ne-Sch	Item/Description	Mfg ID	Quantity	UOM	PO Price	Extended Amt	Due Date
11	REHEAT ASSEMBLIES		654.00	EA	1,250.00	817,500.00	12/22/2004

Schedule Total 817,500.00

**Reheat Assy includes: Reheat coils with metal extension flanges configured with slip joint connections, connections between flanges and coils sealed with duct mastic.
**Nexus Valve packages with all required components as shown on drawing M6.04 Detail #7.
**Belimo Control valve assy with "spring return fail closed" modulating 24vac operators.
**OEMctrl I/O "Zone 583" or ALC "ZN551" controllers preloaded with control programs provided by Mr. Larry Rodriguez.
**120/24 vac transformers, discharge air sensors, RSPro Intelligent room sensors wih set point adjustment, and display, terminal strips, 12"x12"x6" Nema 1 enclosures and lighted disconnect Power switches.
**Reheat Assys provided completely assembled, pressure tested with labels listing, coil numbers, GPM and model numbers.

Item Total 817,500.00

)1-00445 NORTH EXPANSION PROJECT (BOB BOYD 434-7305)

Total PO Amount 817,500.00

Authorized Signature